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                               EXHIBIT (10)(viii)

                          Material Contracts -- Junior
                         Indenture of Mortgage, Deed of
                          Trust and Security Agreement
                            from Richman Gordman 1/2
                         Price Stores, Inc. to Chicago
                           Title Insurance Company in
                         trust for the benefit of Cathy
                          Hershcopf, as agent for The
                            Class 3 Creditors, dated
                               January 31, 1997.







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                  JUNIOR INDENTURE OF MORTGAGE, DEED OF TRUST
                             AND SECURITY AGREEMENT

     This Junior Indenture of Mortgage, Deed of Trust and Security Agreement (the "Indenture") dated as of January 31, 1997 from Richman Gordman 1/2 Price Stores, Inc., a Delaware corporation (successor by merger to Richman Gordman Stores, Inc., a former Nebraska corporation) with its mailing address at 12100 West Center Road, Omaha, Nebraska 68144 (hereinafter referred to as "Grantor"), to Chicago Title Insurance Company, a Missouri corporation, in care of Spence Title Services, Inc., with its mailing address at 1905 Harney Street, Suite 210, Omaha, Nebraska 68102 (the "Trustee "), in trust for the benefit of Cathy Hershcopf, Esq., as agent for the Class 3 Creditors (the "Junior Beneficiary"), as identified in the Richman Gordman Stores, Inc., Richman Gordman Department Stores, Inc. and 1/2 Price Stores, Inc., (collectively, the "Debtors"), First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code for the Debtors dated August 13, 1993 (such plan as confirmed as hereinafter described being hereinafter referred to as the "Plan") in Case Nos. BK 92-81073, BK 92-81074 and BK 92-81075 in the United States Bankruptcy Court for the District of Nebraska (the "Bankruptcy Court") with her mailing address in care of Lawrence Gottlieb, Siegel, Sommers & Schwartz, 470 Park Avenue South, New York, New York 10016;

                                WITNESSETH THAT:

     WHEREAS, before its merger into the Grantor, the former Nebraska corporation known as Richman Gordman Stores, Inc. did heretofore execute and deliver to the Trustee and Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business and mailing address at P.O. Box 755, 111 West Monroe Street, Chicago, Illinois 60690 (the "Senior Beneficiary") that certain Indenture of Mortgage, Deed of Trust and Security Agreement dated as of April 4, 1991 and recorded in the Recorder's Office of Douglas County, Nebraska on April 5, 1991 at Book 3598, Pages 465-496 of Mortgages, as amended by that certain First Supplement to Indenture of Mortgage, Deed of Trust and Security Agreement dated as of September 17, 1991 and recorded in the Recorder's Office of Douglas County, Nebraska on September 23, 1991 at Book 3672, Pages 256-266 of Mortgages, as further amended by that certain Second Supplement to Indenture of Mortgage, Deed of Trust and Security Agreement dated as of March 30, 1992 and recorded in the Recorder's Office of Douglas County, Nebraska on April 20, 1992 at Book 3779, Pages 227-237 of Mortgages (as so amended, the "Original Indenture "), in order to secure certain indebtedness therein described of said Richman Gordman Stores, Inc. owed to the Senior Beneficiary (the "Original Mortgage Debt"); and

     WHEREAS, the Plan was confirmed by order of the Bankruptcy Court entered on October 5, 1993; and

     WHEREAS, pursuant to the Plan, the Grantor issued to the Senior Beneficiary a Secured Term Note of the Grantor dated October 20, 1993 payable to the order of the Senior Beneficiary in the face principal amount of $4,000,000 (such Secured Term Note and any and all notes issued




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in extension or renewal thereof or in substitution or replacement therefor, in each case whether in whole or in part, as each of the foregoing may from time to time be modified or amended, being hereinafter referred to collectively as the "Term Note") to evidence $4,000,000 in principal amount of the Original Mortgage Debt as the same has been modified by the Plan; and

     WHEREAS, the Guarantor executed and delivered an Indenture of Mortgage, Deed of Trust, and Security Agreement (the "Senior Indenture"), dated October 20, 1993, to the Trustee and the Senior Beneficiary to confirm and assure that the lien of the Original Indenture continues to encumber the Mortgaged Premises (as hereinafter defined) for the benefit and security of the Term Note, it being understood and agreed that nothing contained in this Indenture shall in any manner affect or impair the priority of the lien of the Original Indenture as to such portion of the Senior Indenture, including the Original Mortgage Debt secured thereby; and

     WHEREAS, a portion of the Term Note was prepaid from the proceeds of an insurance policy (the "Insurance") on the life of A. D. (Dan) Gordman; and

     WHEREAS, The Dan Gordman Fund (the "Fund") as beneficiary of the Insurance, is subrogated to the rights of the Senior Beneficiary under the Term Note, and the Security Agreement and the Senior Indenture securing such Term Note, and as such is also a Senior Beneficiary; and

     WHEREAS, this Indenture is made and given pursuant to that certain Waiver executed and delivered by the Class 3 Creditors (the "Waiver") dated as of January 31, 1997, which Waiver agrees to the deferral of the Class 3 Creditor Minimum Cumulative Payment under the Plan of $1,939,000, scheduled to be escrowed on February 1, 1997 (the "1997 Minimum Payment"); and

     NOW, THEREFORE, for good and valuable consideration, receipt whereof is hereby acknowledged, the Grantor, to secure (i) the payment of the principal and premium, if any, of and interest on the 1997 Minimum Payment and the Class 3 Creditor Minimum Cumulative Payment under the Plan of $1,828,000 due to be escrowed on February 2, 1998 (the "1998 Minimum Payment") (as to the 1997 Minimum Payment and the 1998 Minimum Payment together, the "Minimum Payments") as and when the same becomes due and payable (whether by lapse of time, acceleration or otherwise), (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Trustee or the Junior Beneficiary in collecting or in enforcing the Minimum Payments or realizing on or protecting or preserving any collateral security therefor, including, without limitation, the lien and security interest granted hereby, (iii) the payment of all other indebtedness, obligations and liabilities which this Indenture secures pursuant to any of its terms and (iv) the observance and performance of all covenants and agreements contained herein or in the Minimum Payments or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities identified in (i), (ii), (iii) and
(iv) above being hereinafter collectively referred to as the "indebtedness hereby secured"; provided, however, that "indebtedness hereby secured" shall not include any sums paid by Grantor pursuant to Section 6 hereof in respect of any taxes, assessments, fees or impositions levied, assessed or charged by the



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State of Nebraska pursuant to Article 14 of Chapter 77 of the Revised Statutes of Nebraska, or any comparable successor statute thereto, and any interest paid thereon), and in consideration of the property and rights conveyed and the sum of One Dollar in hand well and truly paid by Trustee, the receipt of which is hereby acknowledged, Grantor has granted, bargained, sold, conveyed, alienated, released, transferred and confirmed, and by these presents does hereby grant, bargain, sell, convey, alien, release, transfer and confirm, unto Trustee WITH POWER OF SALE, and to Trustee's successors and assigns forever, and does hereby grant to Trustee, Trustee's successors and assigns (but as to all personal property described below, to the Junior Beneficiary and its successors and assigns as hereinbelow provided) forever, a security interest in all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the "Mortgaged Premises ":

GRANTING CLAUSE I

     That certain real estate lying and being in Omaha, County of Douglas and State of Nebraska more particularly described in Schedule I attached hereto and made a part hereof.

GRANTING CLAUSE II

     All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever (other than inventory, pallet jacks, forklifts and movable conveyor systems which are not attached to the real property described in Granting Clause I hereof or the buildings or improvements now or hereafter erected thereon) now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of' the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds of any of the foregoing; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Indenture to be real estate and covered by this Indenture;





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and as to the balance of the property aforesaid, this Indenture is hereby deemed to be as well a security agreement under the provisions of the Uniform Commercial Code for the purpose of creating hereby a security interest in said property, which is hereby granted by Grantor as debtor to Junior Beneficiary as secured party, securing the indebtedness hereby secured and this Indenture is also hereby deemed to be as well a financing statement under the provisions of the Uniform Commercial Code for the purpose of perfecting the aforesaid security interest in said property. The addresses of Grantor (debtor) and Junior Beneficiary (secured party) appear at the beginning hereof. The tax identification number of Grantor (debtor) is 47-0429876 and the tax identification number of Junior Beneficiary (secured party) is 057 40 5875.

GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water fights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee or Junior Beneficiary. By acceptance of this Indenture, Trustee and Junior Beneficiary agree, not as a limitation or condition hereof, but as a personal covenant available only to Grantor that until an event of default (as hereinafter defined) shall occur giving Trustee the right to foreclose this Indenture, Grantor may collect, receive (but not more than 30 days in advance) and enjoy such rents.

GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant



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thereto, including severance and consequential damage, and any award for change of grade of streets (collectively "Condemnation Awards").

GRANTING CLAUSE V

     All property and rights, if any, which are by the express provisions of this instrument required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone in Grantor's behalf.

                               GRANTING CLAUSE VI

     All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, alienated, released, transferred and confirmed, and in which a security interest is granted, or intended so to be, unto Trustee, and unto Trustee's successors and assigns (but as to all personal property constituting a part of the Mortgaged Premises, unto the Junior Beneficiary and its successors and assigns as hereinabove provided) forever;

     IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the benefit, security and protection of the Junior Beneficiary with respect to the Minimum Payments; provided always, however, that these presents are upon the express condition that if the Grantor shall pay or cause to be paid all the indebtedness hereby secured and shall observe, keep and perform all the terms and conditions, covenants and agreements contained in this Indenture shall be released, then these presents and the estate hereby granted and conveyed shall cease and this Indenture shall become null and void.

           AND GRANTOR COVENANTS, REPRESENTS AND WARRANTS AS FOLLOWS:

     Section 1. Payment of Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same become due.

     Section 2. Ownership of Mortgaged Premises. Grantor covenants and warrants that it is lawfully seized of and has good and marketable title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatever except the interest of the Senior Beneficiary and those exceptions to title listed on Schedule II attached hereto (together, the "Permitted Exceptions") and Grantor has good right, full power and authority to convey, transfer and mortgage the same to Trustee for the uses and purposes set forth in this Indenture; and Grantor will warrant and forever defend the title to the Mortgaged Premises subject to the Permitted Exceptions against all claims and demands whatsoever.






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     Section 3. Further Assurances.  Grantor will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this instrument and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

     Section 4. Possession. While Grantor is not in default hereunder, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this instrument.

     Section 5. Payment of Taxes. Grantor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Junior Beneficiary official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Junior Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Grantor shall have furnished such security, if any, as may be required in the proceedings or requested by Junior Beneficiary.

     Section 6. Payment of Taxes on Indebtedness Hereby Secured, Indenture or Interest of Trustee or Junior Beneficiary. Grantor agrees that if any tax, assessment or imposition upon this Indenture or the indebtedness hereby secured the interest of Trustee or Junior Beneficiary in the Mortgaged Premises or upon Trustee or Junior Beneficiary by reason of or as a holder of any of the foregoing (including, without limitation, corporate privilege, franchise and excise taxes, but excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Grantor to, for or on behalf of Trustee or Junior Beneficiary, as the case may be, as they become due and payable (which Grantor agrees to do, to the extent permitted by law upon demand of Junior Beneficiary, but without such demand as to any such taxes, assessments, fees or impositions levied, assessed or charged by the State of Nebraska pursuant to Article 14 of Chapter 77 of the Revised Statutes of Nebraska, or any comparable successor statute), or Trustee or Junior Beneficiary, as the case may be, is reimbursed for any such sum advanced by Trustee or Junior Beneficiary, as the case may be, all sums hereby secured shall become immediately due and payable, at the option of Junior Beneficiary upon 30 days' notice to Grantor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Grantor from making any such payment. Grantor agrees to exhibit to Junior Beneficiary, upon request, official receipts showing payment of all taxes and charges which Grantor is required to pay hereunder.






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     Section 7. Recordation and Payment of Taxes and Expenses Incident Thereto.
Grantor will cause this Indenture, all deeds of trust supplemental hereto and any financing statement or other notice of a security interest required by Junior Beneficiary at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of an indenture, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Trustee and Junior Beneficiary hereunder and, without limiting the foregoing, Grantor will pay or reimburse Junior Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this instrument or any instrument issued pursuant hereto recorded.

     Section 8. Insurance. Grantor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion and such other risks as are usually included under extended coverage policies, or which are usually insured against by owners of like property, in amount sufficient to prevent Grantor or Trustee or Junior Beneficiary from becoming a co-insurer of any partial loss under applicable policies and in any event not less than the then full insurable value (actual replacement value without deduction for physical depreciation) thereof, as determined at the request of Junior Beneficiary and at Grantor' s expense by the insurer or insurers or by an expert approved by Junior Beneficiary, all under insurance policies payable, in case of loss or damage, to Junior Beneficiary (and, if Junior Beneficiary so requests, naming Junior Beneficiary as additional insured therein), such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Grantor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Grantor shall also obtain and maintain public liability, property damage and workmen's compensation insurance in each case in form and content satisfactory to Junior Beneficiary and in amounts as are customarily carried by owners of like property and approved by Junior Beneficiary. Grantor shall also obtain and maintain such other insurance with respect to the Mortgaged Premises in such amounts and against such insurable hazards as Junior Beneficiary from time to time may require, including, without limitation, boiler and machinery insurance, insurance against flood risks, host liquor liability, war risk insurance when and to the extent obtainable from the United States Government or any agency thereof, and insurance against loss of rent due to fire and risks now or hereafter embraced by so-called "extended coverage". All insurance required hereby shall be maintained with good and responsible insurance companies satisfactory to Junior Beneficiary and shall not provide for any deductible amount not approved in writing by Junior Beneficiary, shall provide that any losses shall be payable notwithstanding any act or negligence of Grantor, shall provide that no cancellation thereof shall be effective until at least thirty days after receipt by Grantor and Junior Beneficiary of written notice thereof, and shall be satisfactory to Junior Beneficiary in all other respects. Upon the execution of this Indenture and thereafter not less than 15 days prior to the expiration date of any policy delivered pursuant to this instrument, Grantor will deliver to Junior Beneficiary originals of any policy or renewal policy, as the case may be, required by this instrument, bearing notations evidencing the payment of all premiums. In the event of foreclosure, Grantor authorizes and empowers Junior Beneficiary to effect insurance upon the



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Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies.

     Section 9. Damage to or Destruction of Mortgaged Premises. (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof, Grantor shall promptly give written notice thereof to Junior Beneficiary, generally describing the nature and extent of such damage or destruction.

     (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Grantor, provided that Junior Beneficiary has made available to Grantor (subject to the provisions of Section 9(d) hereof) insurance proceeds, if any, received by Junior Beneficiary in connection with such damages or destruction, and whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Grantor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Grantor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction.

     (c) Adjustment of Loss. Grantor hereby authorizes Junior Beneficiary, at Junior Beneficiary's option, to adjust and compromise any losses under any insurance afforded, but unless Junior Beneficiary elects to adjust the losses as aforesaid, said adjustment and/or compromise shall be made by Grantor, subject to final approval of Junior Beneficiary in the case of losses exceeding $10,000.

     (d) Application of Insurance Proceeds. Net insurance proceeds received by Junior Beneficiary under the provisions of this Indenture or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall be applied first toward the payment of the amount owing on the indebtedness secured by the Senior Indenture, with the balance, if any, applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Junior Beneficiary may elect whether or not the same may then be due or be otherwise adequately secured (and Junior Beneficiary is hereby irrevocably authorized and directed to make such an application); provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within 30 days of receipt of such proceeds and the following conditions are satisfied: (i) Grantor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises or provides Junior Beneficiary with other evidence satisfactory to it that Grantor has cash resources sufficient to pay its obligations during the restoration period; (ii) the effect of the damage to or destruction of the Mortgaged Premises giving rise to receipt of the insurance proceeds is not to terminate, or give a lessee the option to terminate any lease of all or any portion of the Mortgaged Premises;
(iii) no event of default (as hereinafter defined), or event which, with the lapse of time, the giving of notice, or both, would constitute an event of default, shall have occurred or be continuing (and





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if such an event shall occur during restoration Junior Beneficiary may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness hereby secured); (iv) Grantor shall have submitted to Junior Beneficiary plans and specifications for the restoration which shall be satisfactory to it; (v) Grantor shall submit to Junior Beneficiary fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Grantor shall have deposited the amount of such deficiency with Junior Beneficiary; and (vi) Grantor shall have obtained a waiver of the right of subrogation from any insurer under such policies of insurance who at that time claims that no liability exists as to Grantor or the insured under such policies. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Junior Beneficiary be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Junior Beneficiary's option be made directly to Grantor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Junior Beneficiary. Junior Beneficiary may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other costs and expenses paid to or for the account of Grantor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the Default Rate. Junior Beneficiary may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Grantor fails to request that insurance proceeds be applied to the restoration of the improvements or if Grantor makes such a request but fails to complete restoration within a reasonable time, Junior Beneficiary shall have the right, but not the duty, to restore or rebuild said Mortgaged Premises or any part thereof for or on behalf of Grantor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all necessary acts, including using funds deposited by Grantor as aforesaid and advancing additional funds for the purpose of restoration, all such additional funds to constitute part of the indebtedness hereby secured payable upon demand with interest at the Default Rate.

     Section 10. Eminent Domain. Grantor acknowledges that Condemnation Awards have been assigned to Trustee, which awards Trustee is hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Senior Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness secured by the Senior Indenture, with the balance, if any, at Junior Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Junior Beneficiary may elect and whether or not the same may then be due and payable or otherwise adequately secured, and Grantor covenants and agrees that Grantor will give Trustee and Junior Beneficiary immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Trustee and Junior Beneficiary copies of any and all papers served in



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connection with any such proceedings.  Grantor further covenants and agrees to make, execute and deliver to Trustee and Junior Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Junior Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

     Section 11. Construction, Repair, Waste, Etc. Grantor agrees that, unless no longer used or useful in the ordinary conduct of Grantor's business, no building or other improvement on the Mortgaged Premises and constituting a part thereof shall be altered, removed or demolished nor shall any fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Junior Beneficiary (which consent shall not be unreasonably withheld in the case of alterations to such property and which consent shall not be required in the case of a sale or removal of equipment, other personal property or fixtures in the ordinary course of business which is promptly replaced by similar equipment, personal property or fixtures as provided below) and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby (except those no longer used or useful in the ordinary conduct of Grantor's business), Grantor covenants that the same will be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; to permit, commit or suffer no waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in reasonable working order and repair and condition, giving due regard to the use to which such part of the Mortgaged Premises is put; to effect such repairs as Junior Beneficiary may reasonably require and from time to time to make all needful and proper replacements and additions so that said buildings, fixtures, machinery and appurtenances will, at all times, be in reasonable working order and repair and condition, giving due regard to the use to which such part of the Mortgaged Premises is put, fit and proper for the respective purposes for which they were originally erected or installed; to comply in all material respects with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any Federal, State or Municipal authority; to observe and comply in all material respects with all conditions and requirements necessary to preserve and extend any and all fights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put without the prior written consent of Junior Beneficiary; and to make no material alterations in or improvements or additions to the Mortgaged Premises except as required by governmental authority or as permitted by Junior Beneficiary.

     Section 12. Liens and Encumbrances. Grantor will not, without the prior written consent of Junior Beneficiary, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this instrument and Original Indenture and the Senior Indenture.

     Section 13. Right of Trustee or Junior Beneficiary to Perform Grantor' s Covenants, Etc. If Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee and/or Junior Beneficiary, without waiving or releasing any obligation or default, may (but shall be under no obligation to) each at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Junior Beneficiary, as the case may be, may be necessary or appropriate therefor; provided, however, that Grantor shall be given prior notice of payment of all such sums unless Junior Beneficiary, in its sole judgment, believes that the giving of such notice would impair the adequacy of the security for the Minimum Payments. Notwithstanding the foregoing, nothing contained in this Section 13 shall impair the rights of the Grantor to contest any taxes or charges to the extent permitted by Section 5 hereof. All sums so paid by Trustee or Beneficiary, as the case may be, and all costs and expenses (including without limitation reasonable attorney's fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to Trustee or Beneficiary, as the case may be, on demand. Trustee and Junior Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Junior Beneficiary or Trustee, as the case may be, in performing any act hereunder, shall be the sole judge of whether Grantor is required to perform same under the terms of this Indenture, provided that Junior Beneficiary or Trustee, as the case may be, has exercised reasonable judgment in making such determination.

     Section 14. After-Acquired Property. Any and all property hereafter acquired by Grantor which is of the kind or nature herein provided, or intended to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Indenture as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Junior Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Junior Beneficiary or Trustee, as the case may be, may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Indenture all such property.

     Section 15. Inspection by Trustee or Junior Beneficiary. Trustee, Junior Beneficiary and their respective representatives shall have the right to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose; provided that, prior to any default hereunder, Grantor shall be given reasonable advance notice of such inspections.

     Section 16. Financial Reports. Grantor will furnish to the Junior Beneficiary such information and data with respect to the Mortgaged Premises as Junior Beneficiary may reasonably request.

     Section 17. Rights of Senior Beneficiaries, Grantor. Notwithstanding any other provisions of this Indenture, the rights of the Junior Beneficiary are subject to the following:

                 (a) the rights of the Senior Beneficiaries under the Senior
            Indenture; and

                 (b) the right of Grantor to sell and lease back Parcel 1 of the Mortgaged Premises free of the interest of the Junior Beneficiary upon payment to the Junior Beneficiary of the 1997 Minimum Payment.

     Section 18. Events of Default. Any event of default under the Waiver shall constitute an "event of default" hereunder.

     Section 19. Remedies. When any event of default has happened and is continuing (regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this instrument and regardless of the adequacy of the security for the Minimum Payments) and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

           (a) Acceleration. Junior Beneficiary may, by written notice to Grantor, declare the Minimum Payments and all unpaid indebtedness hereby secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

           (b) Uniform Commercial Code. Junior Beneficiary shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Nebraska, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least 10 days prior to the sale or other event for which such notice is required. The expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorney's fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

           (c) Foreclosure. Trustee and/or Junior Beneficiary may proceed to protect and enforce the rights of Junior Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the judicial foreclosure of this Indenture. All rights of action under this Indenture or under the indebtedness hereby secured may be enforced by the Trustee without or any evidence of any indebtedness hereby secured, or the production thereof on any trial or other proceedings relative thereto.

           (d) Appointment of Receiver. Trustee and/or Junior Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

           (e) Taking Possession, Collecting Rents, Etc. Junior Beneficiary and its agents or assigns may enter and take possession of the Mortgaged Premises or any part thereof, with or without legal action, and manage, operate, insure, repair and improve the same and take any action which, in Junior Beneficiary's judgment, is necessary or proper to conserve the value of the Mortgaged Premises. Junior Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Junior Beneficiary shall be entitled to lease the Mortgaged Premises and to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Grantor does hereby irrevocably constitute and appoint Junior Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Junior Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The fight to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to lease the Mortgaged Premises and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Junior Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The expenses (including any receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand together with interest at the Default Rate. Junior Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for
      any rents actually received by Junior Beneficiary.   Without taking
      possession of the Mortgaged Premises, Junior Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

           (f) Exercise of Power of Sale. If Junior Beneficiary elects to sell Grantor' s interest in the Mortgaged Premises by exercise of the power of sale herein contained, Junior Beneficiary shall notify Trustee in the manner then required by the Nebraska Trust Deeds Act (Neb. Rev. Stat. Section 76-1001 et seq.) and any amendments thereto or replacements thereof (the "Act"). Upon receipt of such notice from Junior Beneficiary and at the direction of Junior Beneficiary, Trustee shall cause to be recorded, published and delivered such notices of default and notices of sale as may then be required by the Act and by this Indenture. Trustee shall, only at the direction of the Junior Beneficiary and without demand on Grantor, after such time as then may be required by the Act and after recordation of such notice of default and after notice of sale having been given as required by the Act, sell the Mortgaged Premises at the time and place of sale set forth in such notice of sale, either as a whole, or in separate lots or parcels or items as Junior Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, or as otherwise may then be required by the Act.

     The Trustee may conduct or cause the conduct of any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Mortgaged Premises not heretofore lawfully sold, but shall continue unimpaired until all of the Mortgaged Premises shall have been sold or the Minimum Payments and all other indebtedness hereby secured shall have been fully paid and discharged. Subject to the provisions of applicable law, the Trustee may postpone or cause the postponement of the sale of all or any portion of the Mortgaged Premises by announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by announcement made at the time of sale fixed by the preceding postponement. Upon the completion of any sale or sales made under or by virtue of this instrument, the Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed, or good and sufficient deeds, and other instruments conveying, assigning and transferring all their estate, right, title and interest in and to the properties, privileges and rights to be sold. The Trustee is hereby appointed the true and lawful irrevocable attorney of the Grantor, in its name and stead or in the name of the Trustee, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Premises and the property, privileges and rights so sold, and for that purpose the Trustee may execute all necessary deeds and instruments of assignment and transfer and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. The recitals contained in any conveyance made by the Trustee to any purchaser at any sale made pursuant hereto shall, conclusively to the extent permitted by law, establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, the amounts of unpaid principal of and interest on the Minimum Payments, the nonpayment thereof, advertisement and conduct of such sale in the manner provided herein and by applicable law of any of the Mortgaged Premises and the appointment hereunder of any successor Trustee; and all prerequisites to such sale shall be presumed to have been satisfied and performed.

     (g) The Junior Beneficiary may enforce its rights and remedies under this Indenture and protect and preserve the Mortgaged Premises without further application to or order of the Bankruptcy Court.

     Section 20. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. To the fullest extent it may do so, Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws ", now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Indenture, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this instrument, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as Junior Beneficiary may determine. Junior Beneficiary shall have the fight to become the purchaser at any sale made under or by virtue of this instrument and Junior Beneficiary so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Junior Beneficiary with the amount payable to Junior Beneficiary out of the net proceeds of such sale. In the event of any such sale, the Minimum Payments and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Grantor hereby irrevocably waives and releases, to the extent permitted by applicable law, any and all rights of redemption after the date of any sale of the Mortgaged Premises upon foreclosure, whether statutory or otherwise, in respect of the Mortgaged Premises now or hereafter in force, pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Indenture, and on behalf of all other persons to the extent permitted by applicable law. All waivers contained herein are subject to any mandatory limitations under applicable law.

     Section 21. Costs and Expenses of Foreclosure. In any sale of the Mortgaged Premises or suit to foreclose the lien hereof, to the extent permitted by applicable law, there shall be allowed and included as additional indebtedness in the decree for sale, or otherwise, all expenditures and expenses which may be paid or incurred by or on behalf of Trustee and/or Beneficiary for the costs and expenses of executing this trust, including compensation to the Trustee, attorney's fees, appraiser's fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of rifle, title searches and examination, guarantee policies and similar data and assurances with respect to title as Trustee and/or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

     Section 22. Application of Proceeds. Unless otherwise specified herein, to the extent permitted by applicable law, the proceeds of any foreclosure or other sale of the Mortgaged Premises or of any sale of property pursuant to
Section 19(b), 19(c) or 19(f) hereof shall be distributed in the following order of priority: First, on account of any indebtedness secured by the Senior Indenture; Second, on account of all costs and expenses incident to the foreclosure, sale or other proceedings including all such items as are mentioned in Sections 19(b), 19(c), 19(f), 21 and 25 hereof; Third, to all other items which under the terms hereof constitute indebtedness hereby secured in addition to that evidenced by the Minimum Payments, with interest thereon as herein provided; and Fourth, to all principal of and interest on the Minimum Payments, in such order as Junior Beneficiary shall determine, with any overplus to whomsoever shall be lawfully entitled to same.

     Section 23. Deficiency Decree. If at any foreclosure proceeding or other sale the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness hereby secured, (i) in the case of a foreclosure proceeding by suit, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency and (ii) in the case of foreclosure by exercise of the power of sale granted herein, Grantor shall remain fully liable for any such deficiency and Junior Beneficiary shall be entitled to a judgment therefor; and, to the extent permitted by applicable law, Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Grantor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     Section 24. Trustee's and Junior Beneficiary's Remedies Cumulative - No Waiver. No remedy or right of Trustee or Junior Beneficiary shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee or Junior Beneficiary.

     Section 25. Trustee or Junior Beneficiary Party to Suits. If Trustee or Junior Beneficiary shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee or Junior Beneficiary under this Indenture (including probate and bankruptcy proceedings), or if Trustee or Junior Beneficiary employ attorneys to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee or Junior Beneficiary shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the

Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee or Junior Beneficiary, as the case may be, immediately all reasonable costs, charges, expenses and attorneys' fees incurred by Trustee or Junior Beneficiary, as the case may be, in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate.

     Section 26. Modifications Not to Affect Lien. Trustee and Junior Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in Junior Beneficiary's discretion release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured or any other collateral security therefor, extend the time of payment of any of the indebtedness hereby secured, grant waivers or other indulgences with respect hereto and thereto, and agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Indenture upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

     Section 27. Notices. All communications provided for herein shall be in writing and shall be deemed to have been given when personally served or mailed by first class mail, postage prepaid, addressed to the parties hereto at their addressee shown at the beginning of this Indenture, or to such other and different address as shall be designated by any such party pursuant to a written notice given to each other party in accordance with the provisions of this Section. The parties hereto hereby request that copies of all notices of default and notices of sale hereunder be mailed to them in accordance with this
Section 27 at the time required for mailing of notices of default and notices of sale under Neb. Rev. Stat. Section 76-1001 et seq.

     Section 28. Compliance with Environmental Laws. Grantor represents and warrants that, to the best of Grantor's knowledge, the Mortgaged Premises complies in all material respects with all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances (collectively "Governmental Regulations"), including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq., the Clean Air Act of 1966, as mended, 42 U.S.C. Section 7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321, the Rivers and Harbours Act of 1899, 33 U.S.C. Section 401 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300(0 et seq., and all rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives by-products or other hydrocarbons), to exposure to toxic, hazardous, or other controlled, prohibited or regulated substances, to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

     Section 29. Condition of Property. Grantor warrants and represents that, to the best of its knowledge (except to the extent that no applicable Governmental Regulations are violated), in all material respects: the Mortgaged Premises, including all personal property, is free from contamination, that there has not been thereon a release, discharge or emission, or threat of release, discharge or emission, of any hazardous substance, gas or liquid (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance, gas or liquid, which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, and that the Mortgaged Premises does not contain, or is not affected by: (i) asbestos, (ii) urea formaldehyde foam insulation, (iii)polychlorinated biphenyls (PCB's), (iv) underground storage tanks, (v) landfills, land disposals or dumps.

     Section 30. Notice of Environmental Problem. Grantor represents and warrants that it has not given, nor should it give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Grantor has violated, or is about to violate, any federal, state, regional, county or local environmental, health or safety statute, law, rule, regulation, ordinance, judgment or order; (ii) there has been a release, or there is threat of release, of hazardous substances (including, without limitation, petroleum, its byproducts or derivatives or other hydrocarbons) from the Mortgaged Premises; (iii) Grantor may be or is liable, in whole or in part, for the costs or cleaning up, remediating or responding to a release of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons); (iv) any of the Grantor's property or assets are subject to a lien in favor of any governmental body for any liability, costs or damages, under federal, state or local environmental law, rule or regulation arising from or costs incurred by such governmental entity in response to a release of a hazardous substance (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons). In the event that Grantor receives any notice of the type described in this
Section 30, Grantor shall promptly provide a copy to Junior Beneficiary, and in no event, later than fifteen (15) days from Grantor's receipt or submission thereof.

     Section 31. Use of Property and Facilities. Grantor represents and warrants that to the best of its knowledge, except to the extent permitted by all applicable Governmental Regulations: it has never in the past engaged in, and agrees that in the future it shall not conduct, any business, operations or activity on the Mortgaged Premises, or employ or use the personal property or facilities, to manufacture, use, generate, treat, store, transport or dispose of any hazardous substance (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, including, without limitation, any business, operation or activity which would bring Grantor, its property or facilities, within the ambit of the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 et seq., or any similar state, county, regional or local statute, law, regulation, rule or ordinance, including, without limitation, any state statute providing for financial responsibility for cleanup for the release or threatened release of substances provided for thereunder. The provisions of this Section 31 shall apply to all real and personal property, without limitation, owned or controlled by Grantor or its subsidiaries.

     Section 32. Multisite Real Estate Transaction. Grantor acknowledges that this Indenture is one of several security documents (the aforesaid being together called the "Other Security Documents") which secure the Minimum Payments. Grantor agrees that the lien of this Indenture shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or Junior Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Junior Beneficiary of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Junior Beneficiary to realize upon or protect any of the indebtedness hereby secured or any security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including, without limitation, the Other Security Documents or of any guarantee thereof, and the Trustee and/or Junior Beneficiary may at their discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Documents without first exercising or enforcing any of its right and remedies hereunder. Such exercise of Trustee's or Junior Beneficiary's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of payment, or the lien of this Indenture and any exercise of the rights or remedies of Trustee and/or Junior Beneficiary hereunder shall not impair the lien of any of the Other Security Documents or any of Trustee's or Junior Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Trustee or Junior Beneficiary may exercise their rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that they may deem appropriate.

     Section 33. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Indenture shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Indenture shall in no way be affected thereby. Nothing herein contained shall ever entitle Trustee or Junior Beneficiary, upon the arising of any contingency whatsoever, to receive or collect interest on any portion of the indebtedness hereby secured or on any money obligation hereunder in excess of the highest rate allowed by applicable law on such portion of indebtedness hereby secured or on such money obligation, and in no event shall Grantor be obligated to pay interest thereon in excess of such rate.

     Section 34. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Indenture contained by or on behalf of Grantor, or by or on behalf of Trustee, or by or on behalf of Junior Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not. If more than one party signs this instrument as Grantor, then the term "Grantor" as used herein shall mean all of such parties, jointly and severally.

     Section 35. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     Section 36. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     Section 37. Governing Law. The creation of the Indenture, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of Trustee and Junior Beneficiary with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law.

     Section 38. Default Rate. As used herein, the term "Default Rate" shall mean 9% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed).

     Section 39. No Claims Against Trustee or Beneficiary. Nothing contained in this Indenture shall constitute any consent or request by Trustee or Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Premises or any part thereof, or be construed to permit the making of any claim against Trustee or Beneficiary in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property or any claim is prior to the lien of this Indenture.

     Section 40. Security Agreement. It is the intention of the parties hereto that this instrument shall constitute a Security Agreement for the benefit of Beneficiary within the meaning of the Uniform Commercial Code as enacted in the State of Nebraska with respect to the personalty and fixtures comprising a part of the Mortgaged Premises, and that a security interest shall attach thereto for the benefit of Beneficiary to further secure the indebtedness hereby secured. Grantor hereby authorizes the Trustee and/or Beneficiary to file financing and continuation statements with respect to such collateral in which Grantor has a mortgageable interest, without the signature of Grantor whenever lawful, and upon request, Grantor shall promptly execute financing and continuation statements in form satisfactory to Beneficiary to further evidence and secure Beneficiary's interest in such collateral, and shall pay all filing fees in connection therewith. In the event of a default under this Indenture, Trustee and/or Beneficiary, pursuant to the applicable provision of the Uniform Commercial Cede, shall have the option of proceeding as to both real and personal property in accordance with their rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Cede shall not apply. The parties agree that in the event Trustee and/or Beneficiary elect to proceed with respect to collateral constituting personalty or fixtures separately from the real property, ten (10) days' notice of the sale of such collateral shall be reasonable notice. This Indenture constitutes a financing statement.

     Section 41. Discontinuance of Action. Junior Beneficiary may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other obligation or sums, required to be paid under this Indenture as the same become due, without prejudice to the right of Trustee or Junior Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing when such earlier action was commenced. If Junior Beneficiary or Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, then in every such case Grantor, Trustee and Beneficiary shall be restored to their former positions and the rights, remedies and powers of all parties hereto shall continue as if no such proceedings had been taken.

     Section 42. Substitute Trustee. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Junior Beneficiary, by written declaration of such removal signed by Junior Beneficiary and duly recorded in the same records as this Indenture without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, die, or refuse, fall or be unable to act as such Trustee or substitute Trustee, Junior Beneficiary may appoint any person as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Junior Beneficiary and duly recorded in the same records as this Indenture; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Mortgaged Premises, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Indenture, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same' effect and validity as if executed by Trustee.

     Section 43. Indemnification Against Liabilities. Grantor will protect, indemnify, save harmless and defend Trustee and Junior Beneficiary from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Junior Beneficiary and/or Trustee by reason of (a) ownership of an interest in the

Mortgaged Premises, (b) any accident or injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Mortgaged Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Mortgaged Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Grantor to perform or comply with any of the terms of this Indenture, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Premises or any part thereof made or suffered to be made by or on behalf of Grantor, (f) any negligence or tortious act on the part of Grantor or any of its respective agents, employees, officers, directors, affiliates, contractors, lessees, licensees or invitees or (g) any work in connection with any alterations, changes, new construction or demolition of the Mortgaged Premises, excepting only that which is attributable to the Trustee's or Junior Beneficiary's, as the case may be, gross negligence or wilful misconduct. All amounts payable to Junior Beneficiary or Trustee under this paragraph shall be payable on demand and shall be deemed indebtedness hereby secured by this Indenture and any such amounts which are not paid immediately upon demand therefor shall bear interest at the Default Rate from the date of such demand. In case any action, suit or proceeding is brought against Trustee or Junior Beneficiary by reason of any such occurrence, Grantor, upon request of Trustee and/or Junior Beneficiary, as the case may be, will, at Grantor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Grantor and approved by Trustee and Junior Beneficiary.

     Section 44. Miscellaneous. All covenants contained herein shall run with the Mortgaged Premises until the indebtedness hereby secured has been satisfied. Time is of the essence in the payment or performance by Grantor of all of the indebtedness hereby secured.

     Section 45. Trustee's Fees. The Trustee shall, to the extent permitted by applicable law, be entitled to fees for all services rendered in and about foreclosure, enforcement or other protection of this Indenture, and Grantor agrees to pay such fees as well as all out-of-pocket expenses and counsel fees and court costs incurred by the Trustee, Junior Beneficiary or any holder of the indebtedness hereby secured in such foreclosure, enforcement or other protection, and the Grantor further agrees to indemnify the Trustee and Junior Beneficiary against any liability or damages incurred or sustained by him or it under this Indenture.

     Section 46. Acknowledgment Form. Grantor hereby acknowledges that prior to the execution of this Indenture it has executed an ACKNOWLEDGMENT FORM pursuant to Neb. Rev. Stat. Section 76-1005(2).

     Section 47. No Liability. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Mortgaged Premises for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Premises. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay compensation due the Trustee hereunder and reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by him in the performance of his duties.

     Section 48. No Impairment of Prior Liens. Nothing contained in this Indenture shall in any manner affect or impair the priority of any liens or security interests in the Mortgaged Premises heretofore granted to the Trustee or any other security trustee for the benefit of the Senior Beneficiary or the Junior Beneficiary.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Indenture has been duly executed by Grantor as of the day and year first above written.

     GRANTOR:

Signed and Delivered by Such Individual        RICHMAN GORDMAN  1/2 PRICE
STORES,
on Behalf of Richman Gordman  1/2 Price        INC.
Stores, Inc. in the
Presence of:

/s/ Susan C. Marrero                           By /s/ Jeffrey J. Gordman
---------------------------------------        -------------------------
                                               Its  President

Susan C. Marrero                               Jeffrey J. Gordman
---------------------------------------        -------------------------
(Type or Print Name)                           Type or Print Name

/s/ Patricia A. McMahen
---------------------------------------

Patricia A. McMahen
---------------------------------------
(Type or Print Name)




Signed and Delivered by Such                   ATTEST:
Acting Secretary of
Richman Gordman  1/2 Price
Stores, Inc. in the Presence of:


/s/ Susan C. Marrero                           /s/ Robert A. Cera
--------------------------------               --------------------
                                               Its Acting Secretary

Susan C. Marrero                               Robert A. Cera
--------------------------------               --------------------
(Type or Print Name)                           Type or Print Name

/s/ Patricia A. McMahen
--------------------------------
Patricia A. McMahen
--------------------------------
(Type or Print Name)

STATE OF NEBRASKA )
                  )ss.
COUNTY OF DOUGLAS )

     The foregoing instrument was acknowledged before me this 17th day of March, 1997 by Jeffrey J. Gordman, President of Richman Gordman 1/2 Price Stores, Inc., a Nebraska corporation, and Robert A. Cera, Acting Secretary of said corporation, on behalf of said corporation.

     Witness my hand and notarial seal.

                                          (NOTARIAL SEAL)
                                          /s/ Carol A. Diebold
                                          -------------------------------
                                          Notary Public-County of Douglas
                                          State of Nebraska



                                          Name(Print): Carol A. Diebold
                                                       ----------------------
                                          My Commission Expires: Feb. 2, 2000
                                                                -------------
                                          Residing at:  14924 K St
                                                       ----------------------
                                          Omaha, NE 68137
                                          -----------------------------------

                                   SCHEDULE I

                               LEGAL DESCRIPTION

PROPERTY 1: The West 500 feet of the East 1,600 feet of the South Half of the
            South Half of the Southwest Quarter (S1/2 S1/2 SW1/4) of
            Section 34, Township 15 North, Range 12 East of the 6th P.M., in
            the City of       Omaha, in Douglas County, Nebraska, lying
            between the North line of "F" Street and the South line of the Union Pacific Railroad right-of-way (known as lane cutoff), EXCEPT the West 50 feet 4 inches thereof, being sometimes more particularly described as follows:


            Commencing at the Southeast corner of said South Half of the South Half of the Southwest Quarter; thence Northerly, on the East line of said South half 50.00 feet, to the North line of "F" Street; thence Westerly on a line 50 feet North of and parallel to the South line of said South Half (the North line of said "F" Street), 1,100.00 feet, to the Point of Beginning; thence continuing Westerly, on a line 50.00 feet North of and parallel to the South line of said South Half (the North line of said "F" Street), 449.67 feet; thence Northerly, on a line perpendicular to the last described course, 443.00 feet, to the South line of the Union Pacific Railroad right-of-way; thence Easterly, on the South line of said Union Pacific Railroad right-of-way, 449.67 feet; thence Southerly, on a line perpendicular to the South line of the Union Pacific Railroad right-of-way, 443.65 feet, to the Point of Beginning.

PROPERTY 2: That part of the South Half of the South Half of the Southwest
            Quarter (S1/2 S1/2 SW1/4) of Section 34, Township 15 North, Range 12 East of the 6th P.M., in the City of Omaha, in Douglas County, Nebraska, described as follows:

            Commencing at the Southeast corner of said South Half of the South Half of the Southwest Quarter; thence Northerly, on the East line of said South Half of the South Half of the Southwest Quarter,
            50.00 feet to the North line of "F" Street; thence Westerly, on a line 50.00 feet North of and parallel to the South line of said South Half of the South Half of the Southwest Quarter (the North line of said "F" Street), 1,759.67 feet, to the Southerly extension of the West wall line of an existing building and the Point of Beginning; thence continuing Westerly, on a line 50.00 feet North of and parallel to the South line of said South Half of the South Half of the Southwest Quarter (the North line of said "F" Street),
            840.94 feet, to the East line of 96th Street; thence Northerly, on a line 50.00 feet East of and parallel to the West line of said South Half of the South Half of the Southwest Quarter (the East line of said 96th Street), 439.43 feet, to the South line of the Union Pacific Railroad right-of-way; thence Easterly, on the South line of said Union Pacific Railroad right-of-way, 438.04 feet, to a point 400.00 feet West of the West wall line of said existing building; thence Southerly, on a line 400.00 feet West of and parallel to the West wall line of said existing building, 189.59 feet, to the Northwest corner of a building under construction; thence Easterly, on the North Wall line of said building under construction, 400.00 feet, to the West wall line of said existing building; thence Southerly, on the West wall line of said existing building and its Southerly extension, 251.69 feet, to the Point of Beginning;

            EXCEPT that part thereof more particularly described as follows:

            Beginning at the point of intersection of the East right-of-way line of 96th Street and the North right-of-way line of "F" Street; thence Northerly, along the East right-of-way line of 96th Street, for a distance of 20.00 feet; thence Southeasterly, for a distance of 28.28 feet, to a point on the North right-of-way line of "F" Street; thence Westerly, along the North right-of-way of "F" Street, for a distance of 20.00 feet, to the Point of Beginning.


[Tax Nos. 3644-0013-01]

                                  SCHEDULE II

                              PERMITTED EXCEPTIONS

1.   Taxes not yet delinquent.

2. Easement granted to Omaha Public Power District and Northwestern Bell Telephone Company by instrument dated October 20, 1971, filed November 1, 1971, in Book 504 at Page 357 of the Miscellaneous Records of Douglas County, Nebraska, to install and maintain electric and telephone facilities over, upon, along and under a portion of Property 1.

3. Terms, conditions, agreements and limitations contained in Party Wall Agreement dated June 21, 1973, filed July 2, 1973, in Book 524 at Page 61 of the Miscellaneous Records of Douglas County, Nebraska, pertaining to a party wall between Property 1 and property adjacent thereto on the West.

4. Terms, conditions, agreements and limitations contained in Party Wall Agreement dated November 7, 1983, filed December 2, 1983, in Book 701 at Page 175 of the Miscellaneous Records of Douglas County, Nebraska, pertaining to party wall between Property 2 and property adjacent thereto on the East.

5. Terms, conditions, agreements, limitations and easements contained in Party Wall and Easement Agreement dated December 12, 1983, filed December 16, 1983, in Book 701 at Page 742 of the Miscellaneous Records of Douglas County, Nebraska, pertaining to party wall between Property 2 and property adjacent thereto on the South.

6. Easement granted to Gordman Properties Company by Permanent Access Easement dated February 26, 1996, filed March 11, 1996, in Book 1171 at page 125 at the Miscellaneous Records of Douglas County, Nebraska.

7. Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Grantor.

8. Terms, conditions, agreements, limitations and covenants contained in Indenture of Mortgage, Deed of Trust and Security Agreement of the Company to the Trustee and the Senior Beneficiary, dated October 20, 1993, recorded October 26, 1993, in Book 4176 at Page 296 of the Mortgage Records of Douglas County, Nebraska.

9. The rights of The Gordman Fund as subrogee to the rights of the Senior Beneficiary as acknowledged in the Agreement Regarding Dan Gordman Fund, dated as of December 13, 1996, between the Grantor, The Gordman Fund, and the Estate of Esther Gordman

10. Option to Gordman Properties Company ("GPC") to acquire the Mortgaged Premises under the terms of the Option Agreement dated as of February 26, 1996, by and between GPC and Grantor, filed July 18, 1996, in Book 1182 at Page 304 of the Miscellaneous Records of Douglas County, Nebraska.

11. Terms and provisions of unrecorded Ground Lease, a Memorandum of which was dated December 5, 1983 and recorded December 16, 1983, in Book 701 at Page 739 of the Miscellaneous Records of Douglas County, Nebraska, executed by and between Richman Gordman Stores, Inc., a Nebraska corporation, as Lessor, and Gordman Properties Company, a Nebraska general partnership, as Lessee. (Affects Property 2)

12. Terms and provisions of unrecorded Lease, a Memorandum of which was dated December 12, 1983, and recorded December 22, 1983, in Book 702 at Page 156 of the Miscellaneous Records of Douglas County, Nebraska, executed by and between Gordman Properties Company, a Nebraska general partnership, as Landlord, and Richman Gordman Stores, Inc., a Nebraska corporation, as Tenant. (Affects Property 2)

13. Mortgage dated as of July 18, 1984 and recorded July 17, 1984, in Book 2700 at Page 712 of the Mortgage Records of Douglas County, Nebraska, executed by Gordman Properties Company, a Nebraska partnership, and Richman Gordman Stores, Inc., a Nebraska corporation, in favor of Bankers Life Company, securing the sum of $2,000,000.00 and any other amounts payable under the terms thereof. (Affects Property 2)

14. Collateral Assignment of Lease and Rents dated as of July 18, 1984 and recorded July 17, 1984, in Book 714 at Page 283 of the Miscellaneous Records of Douglas County, Nebraska, executed by Gordman Properties Company, a Nebraska partnership, in favor of Bankers Life Company, an Iowa corporation. (Affects Property 2)

15. Terms and provisions of Subordination, Non-Disturbance and Attornment Agreement dated as of July 18, 1984 and recorded July 18, 1984, in Book 714 at Page 347 of the Miscellaneous Records of Douglas County, Nebraska, executed by and between Richman Gordman Stores, Inc., a Nebraska corporation, as Lessee, and Bankers Life Company, an Iowa corporation, as Mortgagee. (Affects Property 2)

16. Terms and provisions of Landlord's Waiver and Consent dated December 26, 1990 and recorded February 21, 1991,in Book 954 at Page 80 of the Miscellaneous Records of Douglas County, Nebraska, pertaining to leased personal property on Property 2.

17. Permanent Access Easement granted by instrument dated February 26, 1996, and recorded March 11, 1996, in Book 1171 at Page 125 of the Miscellaneous Records of Douglas County, Nebraska.